SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of report  (Date  of  earliest  event  reported):  NOVEMBER  5,  2003
                                                        ------------------


                              I/OMAGIC CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             NEVADA                  000-27267               88-0290623
 ---------------------------    ----------------------     --------------
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer
     of Incorporation)                                    Identification No.)


                          4 MARCONI, IRVINE, CA 92618
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

Registrant's  telephone  number,  including  area  code:(949) 707-4800
                                                        ---------------

                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM  5.     OTHER  EVENTS

     I/OMagic Corporation is preparing to hold its 2003 annual meeting of stockholders at 9:00 a.m. on December 18, 2003 at the Hyatt Regency Irvine, located at 179600 Jamboree Boulevard, Irvine, California 92618. All holders of record of I/OMagic Corporation's common stock outstanding as of the close of business on October 31, 2003 will be entitled to vote at the annual meeting.

     The proxy statement that I/OMagic Corporation circulated to stockholders in connection with I/OMagic Corporation's 2002 annual meeting disclosed deadlines for submission of stockholder proposals to be presented at I/OMagic Corporation's 2003 annual meeting. Because I/OMagic Corporation's board of directors has scheduled I/OMagic Corporation's 2003 annual meeting for a date in 2003 that is more than thirty calendar days after the date in 2002 on which I/OMagic Corporation held its 2002 annual meeting, I/OMagic Corporation has extended the stockholder proposal deadlines.

     Proposals by stockholders that are intended for inclusion in I/OMagic Corporation's proxy statement and proxy and to be presented at I/OMagic Corporation's 2003 annual meeting must be delivered to I/OMagic Corporation's chief financial officer at I/OMagic Corporation's headquarters located at 4 Marconi, Irvine, California 92618 by November 20, 2003 in order to be considered for inclusion in I/OMagic Corporation's proxy materials. Those proposals may be included in I/OMagic Corporation's proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

     For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, I/OMagic Corporation's headquarters not later than November 20, 2003. If a stockholder fails to notify I/OMagic Corporation of any such proposal prior to that date, I/OMagic
Corporation's management will be allowed to use its discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting, without any discussion of the matter in I/OMagic Corporation's proxy statement.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November  5,  2003

                                                I/OMAGIC  CORPORATION

                                                By:  /s/ STEVE GILLINGS
                                                Steve  Gillings,
                                                Chief  Financial  Officer